Investor Presentation May 2013 Exhibit 99.1

FORWARD-LOOKING STATEMENT:
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation, including, without limitation, statements regarding the assumptions we make about our business and economic model, our dividend policy, including expected yields, business strategy and other plans and objectives for our future operations, are forward looking statements. These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. We have included important factors in the cautionary statements made in our Annual Report on Form 10-K, particularly under the headings “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”
that we believe could cause actual results or events to differ materially from those expressed or implied by the forward looking statements that we make in this presentation. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.
Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.
NON-GAAP MEASURES:
In addition to financial measures prepared in accordance with generally accepted accounting principles
(“GAAP”), this presentation also contains references to cash generated available for distribution, servicing revenue and servicing expense, which are non-GAAP performance measures. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United
States.

Leadership Team
William C. Erbey Chairman of the Board
John P. Van Vlack President and Director
James E. Lauter Chief Financial Officer
Richard Delgado Treasurer
Michael J. McElroy General Counsel
Bryon E. Stevens Investor Relations & Capital Markets

HLSS is an independent acquirer of high-quality mortgage servicing assets
Mortgage servicing advances
Fees from servicing non-agency mortgage loans (Rights to MSRs)
Objective is to generate a stable, recurring, fee-based earnings stream
Low fixed infrastructure costs given all key servicing functions performed by Ocwen
Equity market capitalization has grown from ~$200 million at IPO in March 2012 to
$1.4 billion¹ today
Conservative leverage and robust cash flow
Business
HLSS Overview
Growth Plan
Current Ocwen portfolio includes over $100 billion UPB available for purchase
Demonstrated ability to close purchases simultaneous to funding prevents earnings drag
WKSI eligibility simplifies future equity offerings and facilitates access to capital
Focused on adding similar non-agency mortgage assets (subprime and Alt-A)
Value
Proposition
HLSS's assets represent a 5% first-priority claim against residential real estate
$4.1 billion of assets collateralized by $92.5 billion UPB of loans serviced
Opportunity to invest in stable non-agency mortgage assets largely inaccessible to debt and equity investors
Unique business model with downside protection and potential to increase earnings
Liquidity risk mitigated by match funded capital structure – assets self-liquidate at par
1
Based on the closing share price of $23.87 per share on May 10, 2013

HLSS HOME LOAN SERVICING SOLUTIONS™

Borrowers
Servicer
Loan Owners

Mortgage Servicing
Back office for non-agency mortgage
market
Receives payments from homeowner
Distributes payments to loan owner
Advance payments for delinquent
borrowers (Servicing Advances)
Repaid from borrower payments and
liquidation proceeds
Paid fixed fee (MSR Asset)
No exposure to mortgage credit losses
Borrower Borrower Borrower
Borrower
Borrower
Monthly P&I
+Liquidation Proceeds
Monthly P&I
+ Liquidation Proceeds
– Servicing Fees
– Advances Repaid
Bond Holders
Servicer
Servicing
Advances
New
Repaid

$92.5 Billion
UPB
$88.4 Billion
$4.1 Billion
~95% decline in real estate value would be required to impair HLSS's assets
95.6%
Downside
Protection
HLSS Assets
Minimal credit risk due to over
collateralization
Advances recovered at “top-of-
the-waterfall” from loan proceeds
If loan proceeds are ever
insufficient, recovery is from
collections on other loans in
RMBS trust
Assets Are a 5% First-Priority Claim

Limited Valuation Risk
Cash &
Reserves
$151.7
Total Assets of $4.1 billion are 23 times
over-collateralized by ending UPB of $92.5
billion
90% of assets are Servicing Advances or
Cash which are carried at par and have no
valuation risk
10% of assets have a stable valuation
history
Rights to MSRs represent the present
value of future servicing fees, less
expenses
Low prepayment rate that is not
correlated with interest rates for this
portfolio of non-agency mortgages
No change in servicing asset valuations
since inception
March 31, 2013
($ in Millions)
1
Rights to
MSRs
$393.8
Servicing
Advances
$3,524.3
Total Assets $4,069.8 100%
Servicing Advances & Cash $3,676.0 90%
MSRs 393.8 10%
1 Reserves associated with the Advance Financing Facility

Stable Revenue and Expenses
Predictable Revenue Stream
Known Expense Structure
Hedged Financing Cost
Fixed rate notes with maturities matched to expected borrowing needs
Variable rate exposure hedged via LIBOR swaps extending 60 months
Stability of revenue, borrowing cost and asset valuations result in predictable earnings
Expenses based on asset value
Sub-servicing fees paid to Ocwen also based on UPB
Ocwen bears operational risk and servicing cost volatility
MSR amortization is based on prepayment speeds which have decreased
Revenues based on asset value
  Contractual annual revenue based on UPB

23 bps
Subservicing
Fee paid to
Ocwen
17 bps
Incentive Fee
6 bps
Base Fee
~74%
Downside
Protection
~26%
Base Fee
HLSS's largest expense can be
reduced by up to ~74% to stabilize
earnings
Protects against higher interest
expense if Servicing Advances
increase
HLSS benefits from lower interest
expense if Servicing Advances
decrease
Incentive fee exceeds interest
expense, allowing HLSS's
earnings to withstand outsized
stress scenarios
Subservicing Fee Adjusts to
Support Targeted Yield
Note: Amounts based on 50bps servicing fee earned and 27 bps retained fee in Q1 2013. The incentive fee is the servicing fee minus the base fee and the retained fee

HLSS HOME LOAN SERVICING SOLUTIONS™

(annualized bps)
(% of UPB)
3.80%
27.2
26.1
25.5
24.8
24.1
23.3
22.8
22.3
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

Ocwen Contract Ties Servicing
Fees to Advance Ratio
Scheduled step-downs in the retained fee and advance ratio
Fee split constructed to achieve a targeted yield at HLSS
3.53%
3.31%
3.13%
2.96%
2.76%
2.58%
2.46%
3.81%
1.75%
2.50%
3.25%
4.00%
20.0
22.0
24.0
26.0
28.0
Retained Fee Target Advance Ratio Actual Advance Ratio
Retained fees are servicing fees net of subservicing expenses paid to Ocwen
If the advance ratio is exceeded in any month, the performance-based incentive fee is reduced at the annual rate of 5.33% on excess servicing advances

Improved Financing Cost and
Duration
5.44%
5.01%
3.48%
2.76%
2.50%
2.00%
4.00%
6.00%
Q212 Q312 Q412 Q113 Q213
$977.4
$900.0
$293.5
$800.0
$150.0
On January 22, 2013, completed the issuance of
$650 million of one-year, $350 million of three-year
and $150 million of five-year fixed rate term notes
secured by servicing advance receivables
Weighted average spread over LIBOR of 0.94%
is down from a 1.55% spread on similar notes in
the last ABS note issuance
Hedge interest rate exposure by swapping out
floating rate instruments with fixed rate
Reduced financing costs on existing VFN capacity
from a weighted average spread over LIBOR of
2.32% to 1.95%
Latest flow purchase provides opportunity to return
to the ABS market to further extend maturities and
lock in interest rates
HLSS has taken advantage of the availability of
ABS term notes with tenures up to 5 years in order
to match duration of its liabilities to its projected
assets
Longer Note Maturities
Lower Effective Interest Rate¹
($ in Millions)
¹ Interest expense includes the cost of hedges
² Pro forma estimate based on borrowing at 3/31/2013
³ Maximum borrowing capacity
(2)
$1,300.0
(3)
VFNs 1Yr MTNs 2a-7 3Yr MTNs 5Yr MTNs
Aug-13 Oct-13 / Jan-14 Sep-14 Oct-15 / Jan-16 Jan-18

HOME LOAN SERVICING SOLUTIONS

$102.26
Servicing revenue
Subservicing fees
Interest expense
Amortization of MSRs
Operating expenses and other [2]
$24.79
GAAP Net Income

Components of Income
Incentive
Results for the first quarter include a $0.03 per share impact due to a lower amortization rate of 12.7% versus the 15.0% expected rate
The incentive fee represents 74% of total subservicing fees paid to Ocwen
Earnings exceeded dividends declared during the quarter by $3.2 million
First Quarter 2013 Earnings
($ in Millions)
47.05
Basis points
per UPB¹
(Annualized):
1
Calculated using average UPB for 1Q 2013
2
Operating expenses and taxes, net of interest income and related party revenue
Retained Fee
50 bps 23 bps 9 bps 5 bps 1 bps 12 bps
Base
18.24
10.64
1.54

$24.79
$87.50
$65.89
10.64
50.34
1.73
21.61
Net Income Amortization of
MSRs
Decrease in
advance haircut
Changes in
other assets /
liabilities
Cash generated
available for
distribution
Dividends
declared
Cash
available for
reinvestment
Cash generated available for distribution is 4x dividend declared during Q1
Cash available for reinvestment of $65.89 million allows HLSS to replenish and grow its servicing portfolio through additional purchases from Ocwen
1
($ in Millions)
First Quarter 2013 Cash Flow
Components of Cash Flow
4x Dividend
Coverage
1 Servicing advances decreased by $307.1 million, excluding the most recent purchase, freeing up the cash “haircut” component of financing

Q1 2013
Net Income
Increase in
Interest
Expense
Equity
Yield on
Advance
Haircut
Reduction of
Subservicing
Fee
Q1 2013
Adjusted Net
Income
150bps Increase in LIBOR 600bps Increase in LIBOR
HLSS Expects to Maintain Yield
Under Economic “Shocks”
Estimated Impact of a Spike in Delinquencies and Advances on Net Income
(1)
Estimated Impact of a Spike in LIBOR on Net Income
($ in millions)
($ in millions)
Q1 2013
Net Income
Increase in
Interest
Expense
Increase in
Interest
Income
Realized
Gain on
LIBOR
Swaps
Q1 2013
Adjusted Net
Income
5% Increase in Servicing Advance Ratio 20% Increase in Servicing Advance Ratio
The analysis above is based on results for the quarter ended March 31, 2013. Results for prior periods and the estimated adjustments are not necessarily indicative of results or the impact of adjustments for future periods.
(1) “ Increase in Interest Expense” reflects estimated increase in borrowing cost to finance higher Servicing Advances assuming no changes in interest rates. “Equity Yield on Advance Haircut” reflects the foregone earnings (based on current earnings yield) resulting from the reduction in income-earning MSR assets as more capital is invested in the equity component of Servicing Advances. “Reduction in Subservicing Fee” reflects the amount the Performance Fee (a component of the Subservicing Fee) would be reduced pursuant to arrangements in place.
(2) “Increase in Interest Expense” reflects impact of rate increase on variable rate borrowing on Servicing Advances based on the current note structure and assumes no change in asset values. “Increase in Interest Income“ reflects the increase in interest earned on reserve accounts and corporate cash. “Realized Gain on LIBOR Swaps” is based on swaps in place during Q1 2013 and assumes hedge accounting; it does not include the change in swap deposits.
Q1 2013
Net Income
Increase in
Interest
Expense
Equity
Yield on
Advance
Haircut
Reduction of
Subservicing
Fee
Q1 2013
Adjusted Net
Income
Q1 2013
Net Income
Increase in
Interest
Expense
Increase in
Interest
Income
Realized
Gain on
LIBOR
Swaps
Q1 2013
Adjusted Net
Income
$24.8
$25.2 2.1
(1.2)
(0.5)
$24.8
$26.4
8.5
(5.0)
(1.9)
$24.8 $24.6
(7.6)
1.5
6.0
$24.8
$24.8
(1.9)
0.4
1.5
(2)

HLSS HOME LOAN SERVICING SOLUTIONS ™

12.00%
9.00%
6.00%
3.00%
0.00%
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$23.87
7.62%
3.25%
2.70%
Trading Yield
6/12
7/12
8/12
9/12
10/12
11/12
12/12
1/13
2/13
3/13
4/13
5/13
Stock Price
Earnings Yield
BBB Debt Yield

Equity and Debt Yields
Note: Earnings yields based on annualized per-share earnings guidance of $0.325 (Q1 2012 earnings transcript), $0.325 (Q2 2012 earnings transcript), $0.385 (Q3 2012 earnings transcript),
$0.405 (11/15/2012 press release), $0.425 (Q4 2012 earnings transcript) and $0.455 (Q1 2013 earnings transcript); calculation at a given date contains most recent guidance divided by the share price.
Debt yields based on the most recent, 3-year BBB-rated servicing advance securitization at each respective date. Trading yield point based on current trading yield of 3-year BBB-rated servicing advance securitization.
Prospective purchasers should not place undue reliance on expectations or guidance shown above, and the presentation of guidance and results from prior periods should not be regarded as a representation that similar or better results will be achieved in future periods.

Investment Highlights
Attractive risk-adjusted returns relative to other yield oriented investments
23 times over-collateralization virtually eliminates credit risk
Asset composition – 90% servicing advances and cash mitigates valuation risk
Profits purchased up front – targeted return not dependent on asset appreciation or valuations
Ocwen retains all operating risk under an incentive contract designed to stabilize HLSS earnings
Solid downside protection with limited exposure to a down economy but opportunity to increase dividend in an improving economy with rising interest rates
Cash flow in excess of dividend used to replenish and increase asset base in accretive flow transactions
High Quality Assets
Stable Earnings Stream
Large Positive Alpha
1 Based on the closing share price of $23.87 per share on May 10, 2013.
–
7.0% annualized dividend yield  based on current share price
1